SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No.    )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                 [ ] Soliciting Material Pursuant to Rule 14a-12
                [ ] Confidential, For Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                                  Watsco, Inc.
                (Name of Registrant as Specified in Its Charter)

                                  Watsco, Inc.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              (4) Proposed maximum aggregate value of transaction:

                               (5) Total fee paid:

     [ ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                           (1) Amount previously paid:

                (2) Form, Schedule or Registration Statement No.:

                                (3) Filing Party:

                                 (4) Date Filed:

                                  WATSCO, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 2001

To the Shareholders of Watsco, Inc.:

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Watsco, Inc., a Florida corporation (the "Company"), will be held on Monday, June 4, 2001, at 8:15 A.M., Eastern Daylight Time, at the Regency Hotel, 540 Park Avenue, New York, New York, 10021, for the following purposes:

         (1) To elect three members to the Company's Board of Directors until the 2004 Annual Meeting of Shareholders or until their successors are duly elected and qualified, one of whom will be elected by the holders of Common Stock and two of whom will be elected by the holders of Common Stock and Class B Common Stock, voting together;

         (2) To consider and act upon a proposal to approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.50 per share, of the Company to 60,000,000 and to increase the number of authorized shares of Class B Common Stock, par value $.50 per share, of the Company to 10,000,000;

         (3) To consider and vote upon a proposal to approve the Company's 2001 Incentive Compensation Plan; and

         (4) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

         The Board of Directors has fixed the close of business on April 6, 2001 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

       Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.


                                            By Order of the Board of Directors

                                            BARRY S. LOGAN, Secretary


Coconut Grove, Florida
April 30, 2001

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON.

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                  WATSCO, INC.

                                 PROXY STATEMENT

                     DATE, TIME AND PLACE OF ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Watsco, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.50 per share (the "Common Stock"), and the Company's Class B Common Stock, par value $.50 per share (the "Class B Common Stock"), for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Monday, June 4, 2001, at 8:15 A.M., Eastern Daylight Time, at the Regency Hotel, 540 Park Avenue, New York, New York, 10021, and at any adjournments or postponements thereof, pursuant to the enclosed Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock and Class B Common Stock on or about May 1, 2001. Shareholders should review the information provided herein in conjunction with the Company's 2000 Annual Report to Shareholders (the "2000 Annual Report") which accompanies this Proxy Statement. The complete mailing address of the Company's principal executive office is 2665 South Bayshore Drive, Suite 901, Coconut Grove, Florida 33133.

                          INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy card is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone and facsimile. They will receive no compensation, therefore, in addition to their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) To elect three members to the Company's Board of Directors until the 2004 Annual Meeting of Shareholders or until their successors are duly elected and qualified, one of whom will be elected by the holders of Common Stock and two of whom will be elected by the holders of Common Stock and Class B Common Stock, voting together;

         (2) To consider and act upon a proposal to approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.50 per share, of the Company to 60,000,000 and to increase the number of authorized shares of Class B Common Stock, par value $.50 per share, of the Company to 10,000,000;

         (3) To consider and vote upon a proposal to approve the Company's 2001 Incentive Compensation Plan; and

         (4) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the respective nominees for director named herein,
(b) FOR the proposal to approve the amendment to the Company's Amended and Restated Articles of Incorporation, (c) FOR the proposal to approve the 2001 Incentive Compensation Plan and (d) in favor of all other proposals described in the Notice of Annual Meeting or as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on April 6, 2001, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 23,330,922 shares of Common Stock outstanding (representing 26,480,572 shares issued less 3,149,650 shares held in treasury) and 3,296,843 shares of Class B Common Stock outstanding (representing 3,345,106 shares issued less 48,263 shares held in treasury), all of which are entitled to be voted at the Annual Meeting.

The attendance, in person or by proxy, of the majority of the Common Stock and a majority of the Class B Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Holders of Common Stock are entitled to vote as a separate class to elect 25 percent of the directors of the Company (rounded up to the next whole number), which presently equates to three directors. Holders of Common Stock and Class B Common Stock are entitled to vote together as a single class to elect 75 percent of the directors (rounded down to the next whole number), which presently equates to five directors, with holders of Common Stock entitled to one vote per share and holders of Class B Common Stock entitled to ten votes per share. In that the Company's Board of Directors is divided into three equal divisions to serve in staggered terms of office of three years, for purposes of electing 25 percent of the directors at the Annual Meeting, the one nominee receiving the greatest number of votes of Common Stock shall be elected as the director, and for purpose of electing 75 percent of the directors at the Annual Meeting, the two nominees receiving the greatest number of votes of Common Stock and Class B Common Stock, voting together as a single class, with holders of Common Stock entitled to one vote per share and holders of Class B Common Stock entitled to ten votes per share, shall be elected as directors.

Holders of Common Stock and Class B Common Stock vote as separate classes on the proposal to approve the amendment to the Amended and Restated Articles of Incorporation. The amendment to the Amended and Restated Articles of Incorporation will be approved if the votes of Common Stock cast in favor of the proposal exceed the votes of Common Stock cast opposing the proposal and if the votes of Class B Common Stock cast in favor of the proposal exceed the votes of Class B Common Stock cast opposing the proposal.

Holders of Common Stock and Class B Common stock are entitled to vote together as a single class on the proposals to approve the 2001 Incentive Compensation Plan and on each matter that is submitted to shareholders for approval, with holders of Common Stock entitled to one vote per share and holders of Class B Common Stock entitled to ten votes per share. The affirmative vote of a majority of the votes cast at the Annual Meeting (either in person or by proxy), with Common Stock and Class B Common Stock voting together as a single class, with holders of Common Stock entitled to one vote per share and holders of Class B Common Stock entitled to ten votes per share, is required for approval of the 2001 Incentive Compensation Plan and any other matter that may be submitted to a vote of the Company's shareholders.

As of the Record Date, the directors and executive officers of the Company and certain entities affiliated with such persons owned (i) Common Stock representing 4.4% of the outstanding shares of Common Stock, (ii) Class B Common Stock representing 82.1% of the outstanding shares of Class B Common Stock and
(iii) 49.9% of the aggregated combined votes of Common Stock and Class B Common Stock entitled to be cast at the Annual Meeting. Such persons and entities have informed the Company that they intend to vote all of their shares of Common Stock and Class B Common Stock in favor of all proposals set forth in the Proxy Statement.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock and Class B Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. If less than a majority of each of the Common Stock and Class B Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares, which are not represented at the Annual Meeting either in person or by proxy, will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                          BENEFICIAL SECURITY OWNERSHIP

The following table sets forth as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock and Class B Common Stock by (i) each shareholder known by the Company to beneficially own more than 5% of any class of the Company's voting securities, (ii) each director of the Company who owns any such shares, (iii) each executive officer named in the Summary Compensation Table in "Executive Compensation", and (iv) all directors and executive officers as a group. The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the shareholders for their approval, except for the election of directors and for such separate class votes as are required by Florida law.

                                                                                        Class B                Combined
                                                           Common Stock              Combined Stock             Percent
                                                           Beneficially               Beneficially             of Voting
                                                             Owned (2)                  Owned (2)            Securities (2)
Name and Address                                      ----------------------     -----------------------     --------------
of Beneficial Owners (1)                               Shares        Percent      Shares         Percent
------------------------                              --------       -------     ---------       -------
Shareholders owning more than 5% of
any class of common stock:

Merrill Lynch Asset Management Group (3).........    3,598,999        15.4%             --         --               6.4%
T. Rowe Price Associates, Inc. (4)...............    3,375,500        14.5              --         --               6.0
Rheem Manufacturing Company (5)..................    2,169,812         9.3              --         --               3.9
Dimensional Fund Advisors Inc. (6)...............    1,572,912         6.7              --         --               2.8

Directors and executive officers:

Alna Capital Associates (7)......................      250,277         1.1%      1,534,301         46.5%           27.7%
Albert H. Nahmad (8).............................      701,963         3.0       4,311,653         83.1            58.0
Roberto Motta (9)................................      264,990         1.1         139,723          4.2             3.0
Barry S. Logan (10)..............................      208,420         *           100,000          3.0             2.1
David B. Fleeman (11)............................      280,504         1.2          43,586          1.3             1.3
Terrence E. Kelly (12)...........................       51,114         *            50,000          1.5             1.0
Bob L. Moss (13).................................       82,141         *                --         --               *
J. Ira Harris (14)...............................       72,624         *                --         --               *
Ana M. Menendez (15).............................       23,203         *                --         --               *
Paul F. Manley (16)..............................       20,747         *             1,255          *               *
Cesar L. Alvarez (17)............................       20,250         *                --         --               *
Charles Walker (18)..............................       20,000         *                --         --               *

All directors and executive officers
  as a group (11 persons)(19)....................    1,745,956         7.3%      4,646,217         88.7%           63.1%

* Less than 1%.

         (1) Unless otherwise indicated below, (a) the address of each of the beneficial owners identified is 2665 South Bayshore Drive, Suite 901, Coconut Grove, Florida 33133 and (b) each person or group has sole voting and investment power with respect to all such shares.

         (2) Although each named person and all directors and executive officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of, exchange, or conversion rights, and the Class B Common Stock is immediately convertible into Common Stock on a one-for-one basis, the number of shares set forth opposite each shareholder's name does not include shares of Common Stock issuable upon conversion of the Company's Class B Common Stock.

         (3) The address of Merrill Lynch Asset Management Group is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

         (4) These shares are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purpose of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

         (5) The address of Rheem Manufacturing Company is 405 Lexington Avenue, 22nd Floor, New York, New York 10174.

         (6) The address of Dimensional Funds Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

         (7) Alna Capital Associates ("Alna Capital") is a New York limited partnership of which Mr. Nahmad owns a 43% interest and is the sole general partner and David B. Fleeman is a limited partner. The address of Alna Capital is 505 Park Avenue, 16th Floor, New York, New York 10022.


         (8) Includes shares indicated as beneficially owned by Alna Capital. See footnote (7) above. The number of shares of Common Stock indicated also includes (i) 11,016 shares directly owned; (ii) 20,200 shares owned pursuant to the Watsco, Inc. Amended and Restated Profit Sharing Retirement Plan & Trust (the "Profit Sharing Plan"); and (iii) 420,470 shares issuable upon exercise of presently exercisable options granted pursuant to the Company's Third Amended and Restated 1991 Stock Option Plan ("1991 Plan"). The number of shares of Class B Common Stock indicated includes (i) 483,423 shares directly owned; (ii) 405,000 shares owned pursuant to Restricted Stock Agreements; and (iii) 1,888,929 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan.


         (9) The number of shares of Common Stock indicated includes (i) 254,865 shares owned by Republic Trading, Inc. ("Republic Trading") of which Mr. Motta is a principal and (ii) 10,125 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan. The number of shares of Class B Common Stock indicates shares owned by Republic Trading.


         (10) The number of shares of Common Stock indicated includes (i) 450 shares directly owned; (ii) 88,750 shares owned pursuant to Restricted Stock Agreements; (iii) 4,358 shares owned pursuant to the Company's Amended and Restated 1996 Qualified Employee Stock Purchase Plan ("Stock Purchase Plan"); (iv) 1,237 shares owned pursuant to the Profit Sharing Plan; and (v) 33,750 and 79,875 shares issuable upon exercise of presently exercisable options granted pursuant to the 1983 Executive Stock Option Plan and 1991 Plan, respectively. The number of shares of Class B Common Stock indicated includes (i) 50,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; and (ii) 50,000 shares owned pursuant to a Restricted Stock Agreement.


         (11) Excludes shares beneficially owned by Alna Capital. See footnote
         (7) above. The number of shares of Common Stock indicated includes (i) 44,294 shares directly owned; (ii) 203,552 shares owned by Fleeman Builders, a Florida partnership of which Mr. Fleeman is a General Partner; (iii) 10,125 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; and (iv) 22,533 shares owned by 3JG Trust of which Mr. Fleeman is a trustee. The number of shares of Class B Common Stock indicates shares owned by Fleeman Builders.


         (12) The number of shares of Common Stock indicated includes (i) 25,500 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; (ii) 25,000 shares owned pursuant to Restricted Stock Agreements; and (iii) 614 shares owned pursuant to the Profit Sharing Plan. The number of shares of Class B Common Stock includes shares owned pursuant to a Restricted Stock Agreement.


         (13) The number of shares of Common Stock indicated includes (i) 35,437 shares directly owned; (ii) 10,000 shares owned by Mr. Moss's spouse; and (iii) 36,704 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan.


         (14) The number of shares of Common Stock indicated includes (i) 32,500 shares owned by the J. Ira Harris Living Trust, of which Mr. Harris is a trustee; and (ii) 40,124 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan.


         (15) The number of shares of Common Stock indicated includes (i) 203 shares owned pursuant to the Profit Sharing Plan; (ii) 15,000 shares owned pursuant to Restricted Stock Agreements; and (iii) 8,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan.


         (16) The number of shares of Common Stock indicated includes (i) 1,248 shares directly owned and (ii) 19,499 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan. The number of shares of Class B Common Stock indicates shares directly owned.


         (17) The number of shares of Common Stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan.


         (18) The number of shares of Common Stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan.


         (19) Includes shares beneficially owned by directors and executive officers, as described in footnotes (7) - (18).

                                       I.

                              ELECTION OF DIRECTORS

Nominees

The Company's Amended and Restated Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of not less than three nor more than nine members, and shall be divided, as nearly as possible, into three equal divisions to serve in staggered terms of office of three years. Upon election at the Annual Meeting, Messrs. Walker, Fleeman and Moss will serve terms expiring at the 2004 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

The Board of Directors has one vacancy as a result of the resignation of Alan H. Potamkin in November, 2000. The Board of Directors may appoint a director to fill the vacancy at a later date in accordance with the Company's Bylaws.

One director, or 25 percent of the directors up for election, is to be elected at the Annual Meeting by the holders of Common Stock voting separately as a class. Mr. Walker has been nominated as a director to be elected by the holders of Common Stock and proxies will be voted for Mr. Walker absent contrary instructions. Mr. Walker was appointed as a director of the Company in June 2000 to fill the vacancy created by the resignation of Robert Novello in fiscal 1999.

Two directors, or 75 percent of the directors up for election, are to be elected at the Annual Meeting by the holders of Common Stock and Class B Common Stock, voting together as a single class, with holders of Common Stock entitled to one vote per share and holders of Class B Common Stock entitled to ten votes per share. Messrs. Fleeman and Moss have been nominated as directors, and proxies of holders of Common Stock and Class B Common Stock will be voted for Messrs. Fleeman and Moss absent contrary instructions. Mr. Fleeman has served as a director of the Company since 1977 and Mr. Moss was appointed as a director in 1992.

The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

                                   MANAGEMENT

Directors and Executive Officers of the Company

The directors and executive officers of the Company are as follows:

Name                     Age         Position with the Company
----                     ---         -------------------------
Albert H. Nahmad         60          Chairman of the Board and President
Barry S. Logan           38          Vice President - Finance and Secretary
Terrence E. Kelly        58          Vice President - Operations
Ana M. Menendez          36          Treasurer and Assistant Secretary
Cesar L. Alvarez         53          Director
David B. Fleeman         87          Director
J. Ira Harris            62          Director
Paul F. Manley           64          Director
Bob L. Moss              53          Director
Roberto Motta            87          Director
Charles Walker           46          Director

ALBERT H. NAHMAD has served as Chairman of the Board and President of the Company since December 1973. Mr. Nahmad is the general partner of Alna Capital Associates, a New York limited partnership, which is the principal voting shareholder of the Company.

BARRY S. LOGAN has served as Vice President - Finance and Secretary of the Company since 1997 and as Treasurer from 1996 to 1998. From 1992 to 1996, Mr. Logan served as the Controller of the Company. Prior to joining the Company, Mr. Logan was associated with the accounting firm of Arthur Andersen LLP from 1985 to 1992.

TERRENCE E. KELLY has served as Vice President - Operations since February 2000 having served as Company Group Vice President since 1999. From 1997 to 1999, Mr. Kelly served as President of Baker Distributing Company, one of the Company's largest operating subsidiaries. Prior to joining the Company, Mr. Kelly was Senior Vice President of Dacor Appliances, Inc., a manufacturer of appliances.

ANA M. MENENDEZ has served as Treasurer of the Company since 1998 and as Assistant Secretary since 1999. From 1997 to 1998, Ms. Menendez served as Chief Financial Officer and Secretary of Ezcony Interamerica, Inc., a publicly-held distribution company. From 1995 to 1997, Ms. Menendez served as Chief Financial Officer of Diaco, Inc. From 1988 to 1995, Ms. Menendez was associated with the accounting firm of Arthur Andersen LLP.

CESAR L. ALVAREZ has been a director of the Company since 1997. Mr. Alvarez has served as the President and Chief Executive Officer of the law firm of Greenberg Traurig, P.A. since 1997. Mr. Alvarez has been an attorney with Greenberg Traurig, P.A. for over 20 years, and prior to serving as President and Chief Executive Officer of Greenberg Traurig, P.A., he served as chairman of its corporate, securities and banking department. Mr. Alvarez also serves as a director of Pediatrix Medical Group, Inc., Atlantis Plastics, Inc., Texpack, N.V., Union Planters Bank (Florida), Avborne, Inc. and Koning Restaurants International.

DAVID B. FLEEMAN has been a director of the Company since 1977. Since 1956, Mr. Fleeman has served as the Managing Partner of Fleeman Builders, a Florida general partnership engaged primarily in real estate development.

J. IRA HARRIS has been a director of the Company since 1998. Mr. Harris is Chairman of J. I. Harris & Associates, a financial advisory company and as Vice Chairman of the Pritzker Organization, also a financial advisory company. From 1988 to 1997, Mr. Harris served as a Senior Partner of Lazard Freres & Co, LLC. From 1969 to 1987, Mr. Harris served in various management capacities and as a Senior Executive Director of Salomon Brothers. Mr. Harris also serves as a director of Manpower, Inc., a publicly-held company.

PAUL F. MANLEY has been a director of the Company since 1984. Mr. Manley served as Executive Director of the law firm of Holland & Knight from 1987 to 1991. From 1982 to 1987, Mr. Manley served as Vice President of Planning at Sensormatic Electronics Corporation, a publicly-held manufacturer of electronic article surveillance systems. Prior to 1982, Mr. Manley served as the Managing Partner of the Miami office of Arthur Young & Company.

BOB L. MOSS has been a director of the Company since 1992. Since January 2000, Mr. Moss has served as Chairman of the Board and Chief Executive Officer of Centex Construction Group, the largest domestic general building contractor in the nation. From 1986 to December 1999, Mr. Moss served as Chairman of the Board and Chief Executive Officer of Centex-Rooney Construction Company, Inc., Florida's largest contracting organization.

ROBERTO MOTTA has been a director of the Company since 1975. Mr. Motta has been engaged as a private investor in various business activities for more than five years.

CHARLES WALKER has been a director of the Company since 2000. Mr. Walker is the Managing Director of Access Technology Partners, L.P., a private equity fund affiliated with Chase Capital Partners. Mr. Walker currently is a General Partner of Chase Capital Partners and has also served as a Managing Director of Chase H&Q (formerly Hambrecht & Quist). Prior to joining Chase H&Q and Chase Capital Partners, Mr. Walker was a Director in the venture capital division of Allstate Insurance Company.

The Company's Amended and Restated Articles of Incorporation provide for the Board of Directors to have up to nine members, to be divided as nearly as possible in three equal divisions to serve in staggered terms of three years. The number of members comprising the Board of Directors presently is eight, three of whom are Common Stock directors and five of whom are Class B Common Stock directors. Messrs. Walker (Common Stock), Fleeman (Class B) and Moss (Class B) serve until the 2001 Annual Meeting of Shareholders. Messrs. Manley (Common Stock), Alvarez (Common Stock) and Nahmad (Class B) serve until the 2002 Annual Meeting of Shareholders. Messrs. Harris (Class B) and Motta (Class B) serve until the 2003 Annual Meeting of Shareholders. See "Election of Directors".

There are no arrangements or understandings with respect to the selection of officers or directors. The Company pays each director who is not an employee a $1,000 fee for each meeting of the Board of Directors attended and reimburses directors for their expenses in connection with their activities as directors of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC), the New York Stock Exchange and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by the SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2000.

Meetings and Committees of the Board Of Directors

During the fiscal year ended December 31, 2000, the Company's Board of Directors took certain actions by unanimous written consent and held four meetings. During 2000, no incumbent director attended fewer than 75 percent of the aggregate of
(i) the number of meetings of the Board of Directors held during the period he served on the Board and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

The Board of Directors has established five standing committees: (1) the Compensation Committee, (2) the Stock Option Committee, (3) the Nominating Committee, (4) the Technology Committee and (5) the Audit Committee.

Messrs. Manley and Fleeman are members of the Compensation Committee, which held one meeting during 2000. The Compensation Committee reviews and determines the compensation of the Company's officers and administers the Company's employee stock purchase plan.

Messrs. Moss and Alvarez are members of the Stock Option Committee, which held five meetings during 2000. The Stock Option Committee administers the Company's stock option plans and has the power and authority to (a) determine the persons to be awarded options and the terms thereof pursuant to the terms of the plans, and (b) construe and interpret the Company's stock option plans.

Messrs. Nahmad, Manley and Alvarez are the current members of the Nominating Committee. Mr. Potamkin served as a member of the Nominating Committee until his resignation from the Board of Directors in November 2000. Messrs. Manley and Alvarez were appointed to the Nominating Committee in February 2001. The Nominating Committee is responsible for (a) establishing procedures for the selection and retention of members of the Board of Directors, (b) evaluating Board nominees and members and (c) recommending nominees.

Messrs. Nahmad, Walker, Alvarez and Moss are members of the Technology Committee. The Technology Committee is responsible for reviewing and approving the Company's strategic technology initiatives and for assisting in the identification and evaluation of new technology initiatives.

Report of the Audit Committee

Messrs. Manley, Moss and Harris are the current members of the Audit Committee, all of whom are independent. Mr. Potamkin served on the Audit Committee until his resignation from the Board of Directors in November 2000. Messrs. Moss and Harris were appointed to the Audit Committee in February 2001. The committee held four meetings during 2000. The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's corporate financial reporting and external audit, including, among other things, the Company's internal control structure, the results and scope of the annual audit and other services provided by the independent auditors and the Company's compliance with legal requirements that have a significant impact on the Company's financial reports. Although management of the Company has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, the Audit Committee consults with management and independent auditors regarding the preparation of financial statements and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, the independent auditors. A full description of the duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Company's Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

In fulfilling its oversight responsibilities, the Audit Committee has:

         1) Reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2000;
         2) Discussed with the Company's independent public accountants, Arthur Andersen LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Codification of Statements on Accounting Standards", as amended; and
         3) Received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as amended, and have discussed with the independent auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                AUDIT COMMITTEE:

                            Paul F. Manley, Chairman
                            Bob L. Moss
                            J. Ira Harris

                             EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation paid to the Company's Chief Executive Officer and each of the Company's other executive officers whose total annual salary and bonus for the 2000 fiscal year was $100,000 or more.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                               LONG TERM COMPENSATION
                               ------------------------------------------------        --------------------------------------
                                                                        OTHER          RESTRICTED       NUMBER
NAME AND                       FISCAL                                   ANNUAL           STOCK         OF STOCK      ALL OTHER
PRINCIPAL POSITION              YEAR       SALARY         BONUS      COMPENSATION (2)  AWARDS (3)       OPTIONS   COMPENSATION (4)
---------------------------    ------    ----------    ----------       -------        ----------       -------      --------
Albert H. Nahmad                 2000    $  742,632    $  500,000 (1)        --        $  569,625       200,000      $  2,550
 President and Chief             1999       711,603     1,250,000            --           258,750       200,000         2,600
 Executive Officer               1998       719,092       478,500            --         1,265,625       375,000         2,400

Barry S. Logan                   2000    $  209,087    $  125,000            --        $  183,750        75,000      $  2,550
 Vice President, Finance         1999       202,175       125,000            --           272,500        50,000         2,400
 and Secretary                   1998       124,099        80,000            --           253,125        30,000         2,400

Terrence E. Kelly                2000    $  193,727    $  125,000            --        $  115,000        50,000      $  2,550
 Vice President, Operations      1999       184,027       194,684            --           222,188            --         2,600
                                 1998       181,190            --            --                --         5,000         2,400

Ana M. Menendez                  2000    $  112,181    $   30,000            --        $   98,000        15,000      $  2,146
 Treasurer and Assistant         1999       109,438        22,000            --            53,125        10,000           200
 Secretary                       1998        16,500            --            --                --        15,000            --

         (1) Incentive compensation in 2000 represents earned incentive for performance in 1999 pursuant to an Incentive Plan approved by shareholders in 1996. Incentive compensation is based on certain criteria related to the Company's performance including increases in earnings per share and stock price appreciation and is paid annually during the year following the attainment and certification of the performance criteria.

         (2) The officers listed in this table receive certain personal benefits; however, such additional benefits do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus for any of the years reported.

         (3) Mr. Nahmad was awarded 62,000 shares of Class B Common Stock and Messrs. Logan and Kelly and Ms. Menendez were awarded 20,000, 10,000 and 10,000 shares of Common Stock, respectively. Significant restriction periods apply to these awards of restricted stock. With regard to the grants made in 2000 to Messrs. Nahmad, Logan and Kelly and Ms. Menendez, such restrictions, absent the individuals' death or disability or a change in control of the Company, lapse in 13 years, 23 years, 4 years and 25 years, respectively. Individuals are entitled to voting rights and to receive dividends on restricted stock awards. At December 31, 2000, the aggregate value of all shares of restricted stock held by Messrs. Nahmad, Logan and Kelly and Ms. Menendez was $3,341,250, $1,022,400, $288,000
                  and $172,800, respectively.

         (4) These amounts represent the Company's contribution to the Profit Sharing Plan. The Profit Sharing Plan is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended.

                        OPTION GRANTS IN FISCAL YEAR 2000

The following table sets forth certain information concerning grants of stock options made during 2000 to the Named Executive Officers. All options were granted at exercise prices equal to fair market value.


                                                                                  POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED
                                          % OF TOTAL                                ANNUAL RATES OF
                                            OPTIONS                             STOCK PRICE APPRECIATION
                              NUMBER OF   GRANTED TO    EXERCISE                   FOR OPTION TERM(2)
                              OPTIONS    EMPLOYEES IN   PRICE PER  EXPIRATION   ------------------------
NAME                         GRANTED(1)      2000         SHARE       DATE          5%            10%
----                          -------       -----       --------     -------    ----------    ----------
Albert H. Nahmad ...........  200,000       17.8%       $   8.94     3/15/10    $1,124,149    $2,848,815
Barry S. Logan .............   75,000        6.7%           8.94     3/15/10       421,556     1,068,305
Terrence E. Kelly ..........   50,000        4.5%           8.38      3/1/10       283,711       699,801
Ana M. Menendez ............   15,000        1.3%           9.63     11/3/10        94,998       236,830

(1) Class B Common Stock as to Mr. Nahmad and Common Stock as to Messrs. Logan and Kelly and Ms. Menendez.

(2) The dollar amounts set forth in these columns are the result of calculations at the five percent and ten percent rates set forth by the Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the market price of the common stock.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

The following table sets forth certain information concerning stock options exercised in 2000 and unexercised stock options held by the Company's executive officers as of December 31, 2000.

                                                                         NUMBER OF                  VALUE OF UNEXERCISED
                                         NUMBER                 UNEXERCISED OPTIONS HELD AT       IN-THE-MONEY OPTIONS AT
                                       OF SHARES                      FISCAL YEAR END                 FISCAL YEAR END
                                      ACQUIRED ON    VALUE    --------------------------------  --------------------------
NAME                                    EXERCISE    REALIZED  EXERCISABLE(1)  UNEXERCISABLE(2)  EXERCISABLE  UNEXERCISABLE
----                                    --------    --------  --------------  ----------------  -----------  -------------
Albert H. Nahmad....................          --          --       2,176,065           200,000   $9,181,825       $308,333
Barry S. Logan......................          --          --         122,958           120,167      390,825        193,688
Terrence E. Kelly...................          --          --          15,500            62,000           --        157,250
Ana M. Menendez.....................          --          --           8,000            32,000        3,040         40,510

(1) Represents options as to 420,470 shares of Common Stock and 1,755,595 shares of Class B Common Stock for Mr. Nahmad, 89,625 shares of Common Stock and 33,333 of Class B Common Stock for Mr. Logan and Common Stock for Mr. Kelly and Ms. Menendez.

(2) Represents options as to Class B Common Stock for Mr. Nahmad, 103,500 shares of Common Stock and 16,667 shares of Class B Common Stock for Mr. Logan and Common Stock for Mr. Kelly and Ms. Menendez.

Employment Agreement

In March 2000 the Company renewed an employment agreement with Mr. Nahmad, dated January 31, 1996. Under the terms of the employment agreement, Mr. Nahmad shall be employed as President and Chairman of the Board of the Company at an annual salary of not less than $675,000 and will be entitled to additional compensation pursuant to an Incentive Plan. In January 2001, the Company amended its employment agreement with Mr. Nahmad to increase Mr. Nahmad's annual salary to no less than $750,000 and to provide an additional fringe benefit.

Reverse Split Dollar Agreement

Messrs. Nahmad and Logan participate in reverse split dollar insurance programs which provide the Company limited interests in the insurance policies, including death benefits aggregating approximately $6.8 million plus any prepaid and unearned premiums. Under the insurance program, Messrs. Nahmad and Logan retain all incidents of ownership in excess of the Company's limited interests.

Key Executive Deferred Compensation Agreement

The Company entered into a Key Executive Deferred Compensation Agreement (the "Deferred Compensation Agreement") on January 31, 1983 with Mr. Nahmad that provides benefits to Mr. Nahmad or his family upon disability, death or retirement or upon change in control of the Company. The minimum monthly benefit payable under the plan is based on Mr. Nahmad's length of service to age 65 and is the lesser of one-twelfth (1/12) of 10% of (i) $727,000 plus certain amounts accrued for each year of service, or (ii) his maximum annual salary prior to the event triggering payment of benefits. The estimated minimum annual benefits payable to Mr. Nahmad upon retirement at age 65 and the service to the Company that will have been completed by him are $72,700 and 33 years, respectively.

                       COMMITTEES' REPORT TO SHAREHOLDERS

The Company's executive compensation programs are based on three components: base salary, annual incentives and long-term compensation; each intended as an important piece of the overall compensation philosophy.

Base salary is used to attract and retain the Company's key executives and is calculated using comparisons with the Company's industry competitors and/or companies of similar market value. Salaries are reviewed by the Compensation Committee on an annual basis.

Annual incentives are a significant component of executive compensation, reflecting the Company's belief that management's contribution to long-term shareholder returns (via increasing stock prices and dividends) comes from maximizing earnings and the potential of the Company. The Company's Chief Executive Officer has an annual incentive opportunity based upon the increase in the earnings per share and stock price or, in earlier years, the pre-tax earnings of the Company. By its extensive reliance on this incentive compensation system, which has been employed by the Company for the Chief Executive Officer for more than nine years, the Company links a substantial portion of the Chief Executive Officer's annual pay directly to profits. As a result of this approach, the Company's Chief Executive Officer's total compensation is likely to vary from year to year more significantly than the pay of executives of many of the Company's competitors. This philosophy is essential to an entrepreneurial business such as the Company's business. Certain other executive officers and employees have their pay levels set primarily in relation to comparisons to similar executives of competitors, with additional annual incentives based on the attainment of specific objectives supporting the overall goals of the Company.

As discussed in more detail below, Mr. Nahmad and other key executives of the Company received a significant portion of their total compensation through incentive and other forms of long-term compensation. In January 2001, the Compensation Committee renewed and amended the employment agreement between the Company and Mr. Nahmad.

In order to promote an increase in net worth of the Company, maximize the return to shareholders and effectively motivate senior management, the executive compensation philosophy of the Company has been to link compensation with Company performance. Therefore, Mr. Nahmad has received 51% of his aggregate cash compensation during the last three years from incentives. The Committee believes that this represents evidence of the strong and explicit link between executive compensation and the creation of long-term shareholder value.

In terms of long-term compensation, management incentives generally are provided to the Company's executives through annual grants of stock options and awards of restricted stock to retain and motivate executives to improve the Company's stock value. Stock options have been granted at an exercise price equal to the closing price of the Company's Common Stock or Class B Common Stock as reported by the New York Stock Exchange and the American Stock Exchange, respectively, on the day prior to the date of grant. Accordingly, grants of stock options will produce value only if there are increases in the underlying stock price. In 2000, Mr. Nahmad received options to acquire 200,000 shares of the Company's Class B Common Stock at an exercise price equal to the then market value of $8.94 per share. The Company provides no defined benefit pension plan or supplemental executive retirement plan but does provide a 401(k) plan for all of its employees employed for at least one year.

The Company provides certain executives awards of restricted stock that are designed to focus such executives on the long-term performance of the Company for the duration of their careers. Grants of restricted stock are subject to forfeiture until certain specified dates (generally, the employees' retirement age), death, disability or a change in control. These features result in the Company's ability to retain, throughout their entire careers, those individuals who are key to the creation of shareholder value. During 2000, there were 6 employees who were granted restricted stock. During 2000, Mr. Nahmad was granted 62,000 shares of restricted Class B Common Stock.

Decisions with regard to compensation of the Company's executives are made by the two-member Compensation Committee, which has meetings at least once a year and is called upon to meet more often when the need arises. Decisions with regard to awards of restricted stock and stock options for all employees of the Company are made by the two-member Stock Option Committee, which is called upon to meet when the need arises. Each member of the Committees is a non-employee director. The executive compensation practices of the Company are constantly re-evaluated to ensure their relevance, their support of the strategic goals of the Company and their contribution to the creation of long-term shareholder value.

The above Committees' Report to Shareholders of the Compensation and Stock Option Committees and the Company's Common Stock Price Performance Graph which follows shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a public company's deduction for compensation to any one employee in excess of $1 million per year unless the compensation is pursuant to a plan approved by the public company's shareholders.

                    COMPENSATION AND STOCK OPTION COMMITTEES

                               COMPENSATION COMMITTEE:
                               Paul F. Manley, Chairman
                               David B. Fleeman

                               STOCK OPTION COMMITTEE:
                               Bob L. Moss, Chairman
                               Cesar L. Alvarez

                                 April 30, 2001

                   WATSCO, INC. COMMON STOCK PRICE PERFORMANCE

The following graph compares the cumulative total shareholder return of Watsco, Inc. Common Stock and Class B Common Stock, based on their market prices and assuming reimbursement of dividends, with (i) the S & P Small-Cap 600 Index,
(ii) the AMEX Market Index and (iii) a Peer Group Index.

The Peer Group Index is comprised of the following publicly traded companies:
Pameco Corporation, Hughes Supply, Inc., Noland Company and ACR Group, Inc. The Company believes that this information demonstrates that the compensation earned by its executive officers compares consistently with increased shareholder value.

                                                 1/1/96   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                                 ------   --------   --------   --------   --------   --------
Watsco, Inc. Common Stock.....................     100       242        215        217       151        152
Watsco, Inc. Class B Common Stock.............     100       239        211        213       150        151
Peer Group Index..............................     100       153        182        154       111         92
S&P Small-Cap 600 Index.......................     100       121        152        157       176        197
AMEX Market Index ............................     100       102        127        136       174        179

The line graph assumes that $100 was invested on January 1, 1996 in the Company's Common Stock and Class B Common Stock, Peer Group Index, the S&P Small-Cap 600 Index and the AMEX Market Index.

The closing price of the Company's Common Stock and Class B Common Stock was $11.52 and $11.25, respectively, at December 31, 2000. As of the Record Date, the closing price of the Company's Common Stock and Class B Common Stock was $11.20 and $11.65 per share, respectively. The stock price performance of Watsco, Inc. Common Stock and Class B Common Stock depicted in the graph above represents past performance only and is not necessarily indicative of future performance.

                              CERTAIN TRANSACTIONS

Mr. Cesar L. Alvarez, a director, is the Chief Executive Officer and Managing Shareholder of Greenberg Traurig, P.A., which serves as the Company's principal outside counsel and receives customary fees for legal services. The Company currently anticipates that such arrangement will continue.

                              INDEPENDENT AUDITORS

The Company's independent public accountants for the fiscal year ended December 31, 2000 were and for the fiscal year 2001 will be the firm of Arthur Anderson LLP. It is expected that representatives of such firm will (i) attend the annual meeting, (ii) have an opportunity to make a statement if they desire to do so, and (iii) be available to respond to appropriate questions.

Aggregate fees billed for Arthur Andersen LLP's audit of the Company's annual financial statements for the year ended December 31, 2000 and for its reviews of the financial statements included in Forms 10-Q for the year ended December 31, 2000, were approximately $380,000. Of this amount, approximately $195,000 had been billed as of December 31, 2000.

There were no fees billed for any financial information systems design and implementation services rendered by Arthur Andersen LLP for the year ended December 31, 2000.

Aggregate fees billed by Arthur Andersen, LLP in connection with due diligence services were approximately $11,000.

                                       II.

      PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Company's Amended and Restated Articles of Incorporation presently authorizes 40,000,000 shares of Common Stock, par value of $.50 per share, and 4,000,000 shares of Class B Common Stock, par value of $.50 per share. The Company's Board of Directors has approved an amendment to Article III, paragraph
A. of the Company's Amended and Restated Articles of Incorporation, which, if adopted by the shareholders, will increase the number of authorized shares of Common Stock of the Company from 40,000,000 to 60,000,000 and increase the number of authorized shares of Class B Common Stock of the Company from 4,000,000 to 10,000,000.

The Board of Directors believes that it is in the best interest of the Company to increase the number of authorized shares of Common Stock to 60,000,000 and to increase the number of authorized shares of Class B Common Stock to 10,000,000 so that there will be a substantial number of authorized but unissued shares of Common Stock and Class B Common Stock that may be issued, at the discretion of the Board of Directors, and in such amounts, for such purposes and on such terms as the Board of Directors may determine, without further shareholder approval except as may be required by applicable laws, rules or regulations. The Board of Directors believes that, although no future transactions involving the issuance of Common Stock or Class B Common Stock are presently contemplated, the increase in the number of authorized shares of the Company's Common Stock and Class B Common Stock will give the Company added flexibility to act in the future with respect to equity offerings, acquisitions, financing programs, stock dividends or splits, corporate planning, incentive compensation and other corporate transactions without the delay and expense of shareholder action each time an opportunity requiring the issuance of shares arises. No holder of the Company's Common Stock or Class B Common Stock has any preemptive right to subscribe for any securities of the Company. Future issuance of Common Stock or Class B Common Stock could result in dilution of voting power to existing shareholders at the time of issuance.

In addition to the aforementioned purposes, an increase in the number of shares of Common Stock and Class B Common Stock could also be used to make a change in control of the Company more difficult. Furthermore, the existence of such additional authorized shares of Common Stock or Class B Common Stock might have the effect of discouraging any attempt by a person or entity, through the acquisition of a substantial number of shares of Common Stock or Class B Common Stock to acquire control of the Company since the issuance of additional shares could dilute the Common Stock or Class B Common Stock ownership of such person or entity. The Company is not aware of any such action that may be proposed or pending.

The following is Article III, paragraph A. of the Company's Amended and Restated Articles of Incorporation as proposed to be in effect upon the adoption of the Proposal to amend the Company's Amended and Restated Articles of Incorporation:

                                   Article III

                  A. The aggregate number of shares of Capital Stock which the Corporation shall have the authority to issue is 70,000,000 shares, of which 60,000,000 shares, at the par value of $.50 per share, shall be designated as Common Stock and 10,000,000 shares, at the par value of $.50 per share, shall be designated as Class B Common Stock.

Holders of Common Stock and Class B Common Stock vote as separate classes on the proposals to approve the amendment to the Amended and Restated Articles of Incorporation. The amendment to the Amended and Restated Articles of Incorporation will be approved if the votes of Common Stock cast in favor of the proposal exceed the votes of Common Stock cast opposing the proposal and if the votes of Class B Common Stock cast in favor of the proposal exceed the votes of Class B Common Stock cast opposing the proposal.

If the amendment to the Amended and Restated Articles of Incorporation is approved at the Annual Meeting, it will become effective upon filing of the amendment with the Secretary of the State of Florida, which is expected to be accomplished as promptly as practicable after such approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

                                      III.

       PROPOSAL TO APPROVE THE COMPANY'S 2001 INCENTIVE COMPENSATION PLAN

The Company's Board of Directors adopted, subject to approval by the Company's shareholders, the Company's 2001 Incentive Compensation Plan, the current text of which is attached hereto as Appendix B (the "2001 Plan"). The material features of the 2001 Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 2001 Plan.

The purpose of the 2001 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors, enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards & Limitations

Under the 2001 Plan, the total combined number of shares of the Company's Common Stock and/or the Company's Class B Common Stock (Common Stock and Class B Common Stock referred to as "Stock") that may be subject to the granting of Awards under the 2001 Plan at any time during the term of the Plan shall be equal to 3,000,000 shares, plus the number of shares with respect to which Awards previously granted under the 2001 Plan that terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements.

The 2001 Plan limits the number of shares which may be issued pursuant to incentive stock options to 3,000,000 shares.

In addition, the 2001 Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, Stock Appreciation Rights ("SARs"), restricted shares of Stock, deferred shares of Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based awards (collectively, the "Awards") granted to any one participant may not exceed 1,500,000 for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $5,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $12,500,000.

The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.


Eligibility

The persons eligible to receive Awards under the 2001 Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries, which includes approximately 2,900 persons. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2001 Plan.


Administration

The 2001 Plan is to be administered by the Compensation Committee of the Company's Board of Directors consisting of not less than two directors (the "Committee"), each member of which must be a "non-employee director" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the Board may exercise any power or authority granted to the Committee. Subject to the terms of the 2001 Plan, the Committee or the Board is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2001 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2001 Plan.


Stock Options and SARs

The Committee or the Board is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of the Stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of Stock on the date of grant. For purposes of the 2001 Plan, the term "fair market value" means the fair market value of the Stock, Awards or other property as determined by the Committee or the Board or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the fair market value of the Stock as of any given date shall be the closing sales price per share of the Stock as reported on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee or the Board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee or the Board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee or the Board. SARs granted under the 2001 Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.


Formula Grants to Outside Directors

The Committee or the Board is authorized to grant stock options to Outside Directors in accordance with the following conditions:

(1) Each Outside Director that, prior to 1998, was not granted an Option under a previous plan to purchase shares of Common Stock shall receive an Option to purchase shares of Common Stock as may be determined by the Committee or the Nominating Committee upon election to the Board. All such Options shall become fully exercisable at 20% per year commencing on the first anniversary of the date of grant. Commencing on the sixth anniversary of the date of their election to the Board, and thereafter on each anniversary that such Outside Director is a member of the Board, he or she shall receive an Option to purchase 3,375 shares of Common Stock becoming fully exercisable on the first anniversary of the date of grant.

(2) Each Outside Director that, prior to 1998, was granted an Option under a previous plan to purchase shares of Common Stock prior to 1998 shall receive, commencing on the sixth anniversary of the date of the last grant of an Option to such Outside Director and thereafter on each anniversary that such Outside Director is a member of the Board, an Option to purchase 3,375 shares of Common Stock becoming fully exercisable on the first anniversary of the date of grant.

(3) The per share exercise price of all Options granted to Outside Directors pursuant to the above paragraphs (1) and (2) will be equal to the Fair Market Value of the Common Stock underlying such Option on the date such Option is granted. The unexercised portion of any Option granted pursuant to the above paragraphs (1) and (2) shall become null and void three months after the date on which such Outside Director ceases to be a Director for any reason.

(4) The Board may also grant Options to Outside Directors as described in the above section entitled "Stock Options and SARs".


Restricted and Deferred Stock

The Committee or the Board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee or the Board. An Award of deferred stock confers upon a participant the right to receive shares of Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.


Dividend Equivalents

The Committee or the Board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Stock, Awards or otherwise as specified by the Committee or the Board.


Bonus Stock and Awards in Lieu of Cash Obligations

The Committee or the Board is authorized to grant shares of Stock as a bonus free of restrictions, or to grant shares of Stock or other Awards in lieu of Company obligations to pay cash under the 2001 Plan or other plans or compensatory arrangements, subject to such terms as the Committee or the Board may specify.


Other Stock-Based Awards

The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, purchase rights for shares of Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of shares of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board determines the terms and conditions of such Awards.

Performance Awards, Including Annual Incentive Awards

The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee or the Board. In addition, the 2001 Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Stock or other Awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code
Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under
Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

Subject to the requirements of the 2001 Plan, the Committee or the Board will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2001 Plan (including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, return on investment and increases in the Company's Stock price). During the first 90 days of a fiscal year or performance period, the Committee or the Board will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

After the end of each fiscal year or performance period, the Committee or the Board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the 2001 Plan. The Committee or the Board may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of Stock, other Awards or other property, in the discretion of the Committee or the Board. The Committee or the Board may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee or the Board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board is authorized to place cash, shares of Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2001 Plan. The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Stock or other property to be distributed will be withheld (or previously acquired shares of Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2001 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2001 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee or the Board may, however, grant Awards in exchange for other Awards under the 2001 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 2001 Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee or the Board may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or
(ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the 2001 Plan, the term "change in control" generally means (a) approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), (b) a change in the composition of the Board such that the persons constituting the current Board, and subsequent directors approved by the current Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board, or
(c) the acquisition (other than from the Company) by any person or group of people of more than 50% (a "Controlling Interest") of the outstanding shares or combined voting power of the Company's Stock or outstanding securities entitled to vote generally in the election of Directors (other than acquisitions by the Company or its Subsidiaries, any person who owns a Controlling Interest on the effective date of the Plan, or any employee benefit plan of the Company or its Subsidiaries).

Federal Income Tax Consequences of Awards of Options:

The 2001 Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the 2001 Plan, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Stock acquired on exercise of the Option over the exercise price. If the Optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

         If an Optionee pays for shares of Stock on exercise of an Option by delivering shares of the Company's Stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         Incentive Stock Options. The 2001 Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code. Under the Code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An Optionee who exercises an incentive stock option by delivering shares of Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

         The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2001 Plan (e.g., if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within thirty (30) days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

         The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2001 Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

         Stock Appreciation Rights. The Company may grant SARs separate from any other Award ("Stand-Alone SARs") or in tandem with Options ("Tandem SARs") under the 2001 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

         With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of Stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Stock on the day it is received over any amounts paid by the recipient for the Stock.

         With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of Stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of Stock over the exercise price.

         In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

         Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code

         Section 162 Limitations. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that Options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that Options under the 2001 Plan will qualify as "performance-based compensation" that is fully deductible by the Company under Section 162(m).

         Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Award or the disposition of Stock acquired as a result of an Award.

Amendment and Termination

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2001 Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2001 Plan which might increase the cost of the 2001 Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2001 Plan will terminate at such time as no shares of Stock remain available for issuance under the 2001 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 2001 Plan.

Shareholder Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting (either in person or by proxy), with Common Stock and Class B Common Stock voting together as a single class, with holders of Common Stock entitled to one vote per share and holders of Class B Common Stock entitled to ten votes per share, is required for approval of the 2001 Incentive Compensation Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE THE COMPANY'S 2001 INCENTIVE COMPENSATION PLAN.

                                       IV.

                                 OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

Shareholders interested in presenting a proposal for consideration at the Company's 2002 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934. To be eligible for inclusion in the proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by the Corporate Secretary no later than January 1, 2002. Any shareholder proposal submitted other than for inclusion in the proxy materials for that meeting must be delivered to the Company no later than March 17, 2002, or such proposal will be considered untimely. If a shareholder proposal is received after March 17, 2002, we may vote in our discretion as to the proposal all of the shares for which the Company has received proxies for the 2002 annual meeting of the shareholders.


                                             By Order of the Board of Directors

                                             BARRY S. LOGAN, Secretary

Coconut Grove, Florida
April 30, 2001

                                                                      APPENDIX A

                                  WATSCO, INC.
                             AUDIT COMMITTEE CHARTER

THE AUDIT COMMITTEE IS THE ARM OF THE BOARD OF DIRECTORS WHICH HAS BEEN DELEGATED THE BOARD'S RESPONSIBILITY TO THE SHAREHOLDERS TO PROVIDE RELIABLE FINANCIAL STATEMENTS.

                             SCOPE OF RESPONSIBILITY

THE AUDIT COMMITTEE'S RESPONSIBILITIES ARE AS FOLLOWS:

GENERAL

TO PROVIDE OVERSIGHT TO THE FINANCIAL REPORTING FUNCTION OF THE COMPANY BY:

1) INFLUENCING, AS NECESSARY, THE OVERALL "TONE" FOR QUALITY FINANCIAL REPORTING, SOUND INTERNAL CONTROLS AND ETHICAL BEHAVIOR.

2) OVERSEEING THE BUSINESS RISK MANAGEMENT PROCESS THAT IDENTIFIES, MEASURES AND PRIORITIZES BUSINESS AND FINANCIAL REPORTING RISKS AND MONITORS THE EFFECTIVENESS OF THE CONTROL AND RISK MANAGEMENT PROCESSES ESTABLISHED TO MANAGE THOSE RISKS.

3) BEING INVOLVED WITH ALL OF THE PROFESSIONALS (MANAGEMENT ALONG WITH THE INTERNAL AND EXTERNAL AUDITORS) RESPONSIBLE FOR FINANCIAL REPORTING AND INTERNAL CONTROL; ACTIVELY REVIEWING AND ASSESSING THE SCOPE OF THEIR WORK AND THE QUALITY OF THEIR PERFORMANCE.

4) ENGAGING IN MEANINGFUL DISCUSSIONS WITH THE AUDITORS AND WITH MANAGEMENT ABOUT THE QUALITY, NOT JUST ACCEPTABILITY, OF FINANCIAL REPORTING DECISIONS AND JUDGMENTS.

SPECIFIC

THE AUDIT COMMITTEE IS RESPONSIBLE EACH YEAR TO: 1) RECEIVE FROM THE INDEPENDENT AUDITORS A WRITTEN STATEMENT REGARDING RELATIONSHIPS AND SERVICES WHICH MAY AFFECT OBJECTIVITY AND INDEPENDENCE, 2) DISCUSS ANY RELEVANT MATTERS WITH THE INDEPENDENT AUDITORS AND 3) RECOMMEND THAT THE FULL BOARD TAKE APPROPRIATE ACTION TO ADDRESS THE AUDITOR'S INDEPENDENCE.

                          INDEPENDENT AUDITOR SELECTION

THE AUDIT COMMITTEE SHALL HAVE THE AUTHORITY AND RESPONSIBILITY TO SELECT, EVALUATE AND REPLACE THE INDEPENDENT AUDITOR.

                                 ACCOUNTABILITY

ASSURE THAT THE INDEPENDENT AUDITORS ARE AWARE THAT THEY ARE ULTIMATELY RESPONSIBLE TO THE AUDIT COMMITTEE AND TO THE BOARD OF DIRECTORS.

                                    STRUCTURE

THE AUDIT COMMITTEE OF THE BOARD SHALL BE MADE UP OF THE NUMBER OF MEMBERS SPECIFIED, FORM TIME TO TIME, BY THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") AND/OR THE SECURITIES AND EXCHANGE COMMISSION.

                                     PROCESS

THE AUDIT COMMITTEE SHALL CARRY OUT ITS RESPONSIBILITIES BY USE OF BOTH THE INTERNAL AUDIT DEPARTMENT OF THE COMPANY AND THE COMPANY'S EXTERNAL AUDITORS TO DETERMINE BOTH THE ADEQUACY OF THE COMPANY'S INTERNAL CONTROL SYSTEMS AND THE INTERNAL CONTROL ENVIRONMENT AT THE COMPANY INCLUDING ITS VARIOUS SUBSIDIARIES. IT IS RECOGNIZED THAT BECAUSE THIS IS A CONTINUING PROCESS, THE AUDIT COMMITTEE CANNOT MEET EACH TIME A DECISION MUST BE MADE IN DEALING WITH THE INTERNAL OR EXTERNAL AUDITORS OR MANAGEMENT. THE AUTHORITY TO MAKE SUCH DECISIONS IS, THEREFORE, DELEGATED TO THE CHAIRMAN OF THE AUDIT COMMITTEE. IT SHALL BE THE CHAIRPERSON'S RESPONSIBILITY TO INVOLVE THE OTHER MEMBERS OF THE AUDIT COMMITTEE IN ANY ACTIONS HE OR SHE DEEMS MATERIAL. THE FULL AUDIT COMMITTEE SHALL MEET AS NEEDED, BY TELEPHONE OR IN PERSON, BUT AT LEAST TWICE PER YEAR.

                                 DOCUMENT REVIEW

THE AUDIT COMMITTEE SHALL REVIEW ALL NYSE AND PROXY STATEMENT DISCLOSURES RELATING TO THE AUDIT COMMITTEE BEFORE SUCH STATEMENTS ARE FILED.

                             MEMBERSHIP REQUIREMENTS

ALL MEMBERS OF THE AUDIT COMMITTEE SHALL BE FINANCIALLY LITERATE AND MEET THE INDEPENDENCE REQUIREMENTS ESTABLISHED FROM TIME TO TIME BY THE NYSE.


                                                            ADOPTED JUNE 5, 2000

                                                                      APPENDIX B





                                  WATSCO, INC.

                        2001 INCENTIVE COMPENSATION PLAN

                                  WATSCO, INC.

                        2001 INCENTIVE COMPENSATION PLAN

1.       Purpose..................................................................................................1
2.       Definitions..............................................................................................1
3.       Administration...........................................................................................4
         (a)      Authority of the Committee......................................................................4
         (b)      Manner of Exercise of Committee Authority.......................................................5
         (c)      Limitation of Liability.........................................................................5
4.       Stock Subject to Plan....................................................................................5
         (a)      Limitation on Overall Number of Shares Subject to Awards........................................5
         (b)      Application of Limitations......................................................................6
5.       Eligibility; Per-Person Award Limitations................................................................6
6.       Specific Terms of Awards.................................................................................6
         (a)      General.........................................................................................6
         (b)      Options.........................................................................................6
         (c)      Stock Appreciation Rights.......................................................................9
         (d)      Restricted Stock................................................................................9
         (e)      Deferred Stock.................................................................................10
         (f)      Bonus Stock and Awards in Lieu of Obligations..................................................11
         (g)      Dividend Equivalents...........................................................................11
         (h)      Other Stock-Based Awards.......................................................................12
7.       Certain Provisions Applicable to Awards.................................................................12
         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards.........................................12
         (b)      Term of Awards.................................................................................12
         (c)      Form and Timing of Payment Under Awards; Deferrals.............................................13
         (d)      Exemptions from Section 16(b) Liability........................................................13
8.       Performance and Annual Incentive Awards.................................................................13
         (a)      Performance Conditions.........................................................................13
         (b)      Performance Awards Granted to Designated Covered Employees.....................................14
         (c)      Annual Incentive Awards Granted to Designated Covered Employees................................15
         (d)      Written Determinations.........................................................................16
         (e)      Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m).......................16
9.       Change in Control.......................................................................................17
         (a)      Effect of "Change in Control.".................................................................17
         (b)      Definition of "Change in Control...............................................................17
         (c)      Definition of "Change in Control Price.".......................................................18
10.      General Provisions......................................................................................18
         (a)      Compliance With Legal and Other Requirements...................................................18
         (b)      Limits on Transferability; Beneficiaries.......................................................19
         (c)      Adjustments....................................................................................19
         (d)      Taxes..........................................................................................20
         (e)      Changes to the Plan and Awards.................................................................20

         (f)      Limitation on Rights Conferred Under Plan......................................................20
         (g)      Unfunded Status of Awards; Creation of Trusts..................................................20
         (h)      Nonexclusivity of the Plan.....................................................................21
         (i)      Payments in the Event of Forfeitures; Fractional Shares........................................21
         (j)      Governing Law..................................................................................21
         (k)      Plan Effective Date and Stockholder Approval; Termination of Plan..............................21

                                  WATSCO, INC.

                        2001 INCENTIVE COMPENSATION PLAN

         1. Purpose. The purpose of this 2001 INCENTIVE COMPENSATION PLAN (the "Plan") is to assist Watsco, Inc., a Florida corporation (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

         2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

                  (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

                  (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

                  (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                  (e) "Board" means the Company's Board of Directors.

                  (f) "Cause" shall, with respect to any Participant, have the equivalent meaning (or the same meaning as "cause" or "for cause") set forth in any employment agreement between the Participant and the Company or Parent Corporation or Subsidiary or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or Parent Corporation or Subsidiary) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or Parent Corporation or Subsidiary), if any, (iii) any violation or breach by the Participant of his or her non-competition and/or non-disclosure agreement with the Company (or Parent Corporation or Subsidiary), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or Parent Corporation or Subsidiary), (v) chronic addiction to alcohol, drugs or other similar substances affecting the Participant's work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant's employment was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

                  (g) "Change in Control" means a Change in Control as defined with related terms in Section 9 of the Plan.

                  (h) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

                  (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                  (j) "Committee" means the Compensation Committee designated by the Board; provided, however, that the Committee shall consist of at least two directors, each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

                  (k) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

                  (l) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

                  (m) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

                  (n) "Director" means a member of the Board.

                  (o) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

                  (p) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

                  (q) "Effective Date" means the effective date of the Plan, which shall be June 1, 2001.

                  (r) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors, and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

                  (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                  (t) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

                  (u) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

                  (v) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of
Section 422 of the Code or any successor provision thereto.

                  (w) "Incumbent Board" means the Incumbent Board as defined in
Section 9(b)(ii) of the Plan.

                  (x) "Limited SAR" means a right granted to a Participant under
Section 6(c) hereof.

                  (y) "Option" means a right granted to a Participant under
Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

                  (z) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

                  (aa) "Outside Director" means a member of the Board who qualifies as an "outside director" under Section 162(m) of the Code and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Exchange Act.

                  (bb) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (cc) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                  (dd) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

                  (ee) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

                  (ff) "Publicly Held Corporation" shall mean a publicly held corporation as that term is used under Section 162(m)(2) of the Code.

                  (gg) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

                  (hh) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

                  (ii) "Stock" means the Company's Common Stock, par value $.50 per share (the "Common Stock") and/or the Company's Class B Common Stock, par value $.50 per share (the "Class B Common Stock"), and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

                  (jj) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

                  (kk) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

         3. Administration.

                  (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

                  (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

                  (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4. Stock Subject to Plan.

                  (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 3,000,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 3,000,000 shares.

                  (b) Application of Limitations. The limitation contained in
Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 1,500,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $5,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $12,500,000.

         6. Specific Terms of Awards.

                  (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

                  (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

                           (i) Exercise Price. The exercise price per share of
                  Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
                  Code)
                  more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                           (ii) Time and Method of Exercise. The Committee or
                  the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                           (iii) ISOs. The terms of any ISO granted under the
                  Plan shall comply in all respects with the provisions of
                  Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                                    (A) the Option shall not be exercisable more
                  than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                                    (B) The aggregate Fair Market Value
                  (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                           (iv) Repurchase Rights. The Committee and the Board
                  shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services to the Company (or a Parent Corporation or Subsidiary) while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

                           (v) Formula Grants to Outside Directors. The
                  Committee and the Board each is authorized to grant Options to Participants who are Outside Directors on the following terms and conditions:

                                    (1) Each Outside Director who, prior to
                                    1998, was not granted an option under any prior plan to purchase shares of Common Stock shall receive an Option to purchase shares of Common Stock upon his or her initial election to the Board as may be determined by the Compensation Committee or Nominating Committee. All such Options shall become fully exercisable at 20% per year commencing on the first anniversary of the date of grant. Commencing on the sixth anniversary of the date of his or her initial election to the Board, and thereafter on each anniversary that such Outside Director is a member of the Board, each such Outside Director shall receive an Option to purchase 3,375 shares of Common Stock, which option shall become fully exercisable on the first anniversary of the date of grant.

                                    (2) Each Outside Director who, prior to
                                    1998, was granted an option to purchase
                                    under any prior plan shares of Common
                                    Stock shall receive, commencing on the sixth anniversary of the date of the last grant of an Option to such Outside Director and thereafter on each anniversary that such Outside Director is a member of the Board, an Option to purchase 3,375 shares of Common Stock which Option shall become fully exercisable on the first anniversary of the date of grant.

                                    (3) The per share exercise price of all
                                    Options granted to Outside Directors
                                    pursuant to paragraphs (1) and (2) of this
                                    Section 6(b)(v) will be equal to the Fair
                                    Market Value of the Common Stock underlying such Option on the date such Option is granted. The unexercised portion of any Option granted pursuant to paragraphs (1) or
                                    (2) of this Section 6(b)(v) shall become null and void three months after the date on which such Outside Director ceases to be a Director for any reason.

                                    (4) The Board may also grant Options to
                                    Outside Directors pursuant to the other
                                    provisions of this Section 6(b), subject to the provisions of the Plan generally applicable to Options granted pursuant to
                                    Section 6(b).

                  (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

                           (i) Right to Payment. A SAR shall confer on the
                  Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under
                  Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

                           (ii) Other Terms. The Committee or the Board shall
                  determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

                  (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                           (i) Grant and Restrictions. Restricted Stock shall be
                  subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the

                  Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                           (ii) Forfeiture. Except as otherwise determined by
                  the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) Certificates for Stock. Restricted Stock
                  granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) Dividends and Splits. As a condition to the
                  grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                  (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                           (i) Award and Restrictions. Satisfaction of an Award
                  of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                           (ii) Forfeiture. Except as otherwise determined by
                  the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                           (iii) Dividend Equivalents. Unless otherwise
                  determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either
                  (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
                  (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

                  (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

                  (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

                  (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Parent Corporation or a Subsidiary), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services to the Company (or a Parent Corporation or Subsidiary) while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7. Certain Provisions Applicable to Awards.

                  (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

                  (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any

Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

                  (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

                  (d) Exemptions from Section 16(b) Liability. If and to the extent that the Company is or becomes a Publicly Held Corporation, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under
Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8. Performance and Annual Incentive Awards.

                  (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

                  (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                           (i) Performance Goals Generally. The performance
                  goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                           (ii) Business Criteria. One or more of the following
                  business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Small-Cap 600 Index; (3) increases in the Fair Market Value of any Stock; (4) net income; (5) pretax earnings; (6) earnings before interest expense, taxes, depreciation and amortization; (7) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (8) operating margin; (9) earnings per share;
                  (10) return on equity; (11) return on capital; (12) return on investment; (13) operating earnings; (14) working capital or inventory; (15) ratio of debt to stockholders' equity; and
                  (16) increases in the price of shares of Stock. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation under Code Section 162(m).

                           (iii) Performance Period; Timing For Establishing
                  Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                           (iv) Performance Award Pool. The Committee may
                  establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (v) Settlement of Performance Awards; Other Terms.
                  Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

                  (c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may, within its discretion, grant one or more Annual Incentive Awards to any Eligible Person, subject to the terms and conditions set forth in this Section 8(c).

                           (i) Annual Incentive Award Pool. The Committee may
                  establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. In the case of Annual Incentive Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in
                  Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (ii) Potential Annual Incentive Awards. Not later
                  than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under
                  Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                           (iii) Payout of Annual Incentive Awards. After the
                  end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                  (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under
Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

                  (e) Status of Section 8(b) and Section 8(c) Awards Under Code
Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9. Change in Control.

                  (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in
Section 9(b):

                           (i) The Committee may, within its discretion,
                  accelerate the vesting and exercisability of any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 10(a) hereof;

                            (ii) The Committee may, within its discretion,
                  accelerate the exercisability of any limited SARs (and other SARs if so provided by their terms) and provide for the settlement of such SARs for amounts, in cash, determined by reference to the Change in Control Price;

                           (iii) The Committee may, within its discretion, lapse
                  the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                           (iv) With respect to any such outstanding Award
                  subject to achievement of performance goals and conditions under the Plan, the Committee may, within its discretion, deem such performance goals and other conditions as having been met as of the date of the Change in Control.

                  (b) Definition of "Change in Control. A "Change in Control" shall be deemed to have occurred upon:

                           (i) Approval by the shareholders of the Company of a
reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned);

                           (ii) Individuals who, as of the date on which the
Award is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                           (iii) the acquisition (other than from the Company)
by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest (3) any employee benefit plan of the Company or its Subsidiaries or (4) directly or indirectly by or for the benefit of Albert H. Nahmad and/or the members of his family.

                  (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

         10. General Provisions.

                  (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

                  (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

                  (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
Section 8(b) hereof or Annual Incentive Awards granted under Section

8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                  (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                  (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

                  (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

                  (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

                  (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

                  (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                                  WATSCO, INC.

                       2001 ANNUAL MEETING OF SHAREHOLDERS

                                  REGENCY HOTEL
                                 540 PARK AVENUE
                            NEW YORK, NEW YORK 10021

                                  JUNE 4, 2001
                                    8:15 A.M.

                            - FOLD AND DETACH HERE -

                         PROXY FOR CLASS B COMMON STOCK
          SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WATSCO, INC.

The undersigned hereby appoints ALBERT H. NAHMAD, BARRY S. LOGAN and each of them, the true and lawful attorneys, agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of WATSCO, INC. to be held on Monday, June 4, 2001, at 8:15 A.M., Eastern Daylight Time, in the Regency Hotel, 540 Park Avenue, New York, New York, 10021, and at any and all adjournments thereof, on the following matters:

         (1) FOR [ ] WITHHOLD VOTE [ ] the election of David B. Fleeman and Bob L. Moss as Class B Directors to serve until the Annual Meeting of Shareholders in 2004 or until their successors are duly elected and qualified, except vote withheld from the following nominee __________________________ (if any);

         (2) FOR [ ] AGAINST [ ] WITHHOLD VOTE [ ] the proposal to amend the Amended and Restated Articles of Incorporation;

         (3) FOR [ ] AGAINST [ ] WITHHOLD VOTE [ ] the proposal to approve the Company's 2001 Incentive Compensation Plan; and

         (4) In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment or postponements thereof.

                               (SEE REVERSE SIDE)

                            - FOLD AND DETACH HERE -

                           (CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

The undersigned hereby acknowledges receipt of (i) the Company's 2000 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 30, 2001.


                                    Date:                   , 2001
                                         -------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable.

                                  WATSCO, INC.

                       2001 ANNUAL MEETING OF SHAREHOLDERS

                                  REGENCY HOTEL
                                 540 PARK AVENUE
                            NEW YORK, NEW YORK 10021

                                  JUNE 4, 2001
                                    8:15 A.M.

                            - FOLD AND DETACH HERE -

                        PROXY FOR COMMON STOCK SOLICITED
               ON BEHALF OF THE BOARD OF DIRECTORS OF WATSCO, INC.

The undersigned hereby appoints ALBERT H. NAHMAD, BARRY S. LOGAN and each of them, the true and lawful attorneys, agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of WATSCO, INC. to be held on Monday, June 4, 2001, at 8:15 A.M., Eastern Daylight Time, in the Regency Hotel, 540 Park Avenue, New York, New York, 10021,, and at any and all adjournments thereof, on the following matters:

         (1) FOR [ ] WITHHOLD VOTE [ ] the election of Charles Walker as a Common Stock Director and David B. Fleeman and Bob L. Moss as Class B Directors, to serve until the Annual Meeting of Shareholders in 2004 or until his successor is duly elected and qualified, except vote withheld from the following nominee ________________________ (if any);

         (2) FOR [ ] AGAINST [ ] WITHHOLD VOTE [ ] the proposal to amend the Amended and Restated Articles of Incorporation;

         (3) FOR [ ] AGAINST [ ] WITHHOLD VOTE [ ] the proposal to approve the Company's 2001 Incentive Compensation Plan; and

         (4) In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment or postponements thereof.

                               (SEE REVERSE SIDE)

                            - FOLD AND DETACH HERE -

                           (CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

The undersigned hereby acknowledges receipt of (i) the Company's 2000 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 30, 2001.


                                    Date:                   , 2001
                                         -------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable.